Exhibit 99.1

                          LEASE INVESTMENT FLIGHT TRUST
                        ASSET BACKED NOTES, SERIES 2001-1
                          MONTHLY REPORT TO NOTEHOLDERS
                All amounts in US dollars unless otherwise stated

Payment Date                              15th of each month
Convention                                Modified Following Business Day

Current Payment Date                          October 15, 2002
Current Calculation Date                      October 8, 2002


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1. Account Activity Summary between Calculation Dates
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
                                                         Prior                                                        Balance on
                                                       Balance             Deposits            Withdrawals      Calculation Date

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
Expense Account                                   6,733,354.16           883,052.26          (2,427,916.58)         5,188,489.84
Collection Account                               97,780,852.72        11,813,564.99         (14,795,681.28)        94,798,736.43
Lessee Funded Account                            10,736,084.29            19,270.16             (50,000.00)        10,705,354.45
Class A Contingent Collateral Account             3,085,237.57             4,327.07                      -          3,089,564.64
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Total                                           118,335,528.74        12,720,214.48         (17,273,597.86)       113,782,145.36
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2. Analysis of Expenses Account Activity
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Opening Balance on Previous Calculation Date                                                                        6,733,354.16
Transfer from Collection Account on Previous Payment Date                                                             883,052.26
Interim Transfer from (to) Collection Account                                                                                  -
Payments on Previous Payment Date                                                                                    (483,921.50)
Interim Payments                                                                                                   (1,943,995.08)
Other                                                                                                                          -
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Balance on Current Calculation Date                                                                                 5,188,489.84
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3. Analysis of Collection Account Activity
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Opening Balance on Previous Calculation Date                                                                       97,780,852.72
Collections during Period
 - lease rentals                                                                                                    9,997,662.63
 - maintenance reserves                                                                                             1,499,026.22
 - other                                                                                                              166,226.40
 - interest income                                                                                                    150,649.74
Drawings under Credit or Liquidity Enhancement Facilities                                                                      -
Repayment of Drawings under Credit or Liquidity Enhancement Facilities                                                         -
Transfer to Expense Account on Previous Payment Date                                                                 (883,052.26)
Net Swap Receipts (Payments) on Previous Payment Date                                                              (4,183,153.58)
Net Transfers from (to) Lessee Funded Accounts                                                                        (14,828.57)
Aggregate Note Payments on Previous Payment Date                                                                   (9,714,646.87)
Interim Transfer from (to) Expense Account                                                                                     -
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Balance on Current Calculation Date                                                                                94,798,736.43
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Net Transfers pursuant to Section 3.07 of the Trust Indenture                                                           1,218.39
                                                                                                           ----------------------
Available Collections                                                                                              94,799,954.82
                                                                                                           ----------------------

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 3. Analysis of Collection Account Activity (Continued)
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Analysis of Current Payment Date Distributions

(i)        Required Expense Amount                                                                                    816,098.83
(ii)       (a)  Class A Interest                                                                                    1,860,492.10
           (b)  Swap Payments other than subordinated swap payments                                                 3,735,771.17
(iii)      Repayment of Senior Eligible Credit Facilities                                                                      -
(iv)       First Collection Account top-up                                                                         33,000,000.00
(v)        Class A Minimum principal payment                                                                                   -
(vi)       Class B Interest                                                                                           604,377.92
(vii)      Repayment of Mezzanine Eligible Credit Facilities                                                                   -
(viii)     Second Collection account top-up                                                                        20,000,000.00
(ix)       Class B Minimum principal payment                                                                                   -
(x)        Class C Interest                                                                                           698,478.08
(xi)       Repayment of Junior Eligible Credit Facilities                                                                      -
(xii)      Third Collection Account top-up                                                                         19,000,000.00
(xiii)     Class C Minimum principal payment                                                                          207,174.91
(xiv)      Class D Interest                                                                                           272,014.27
(xv)       Repayment of Subordinate Eligible Credit Facilities                                                                 -
(xvi)      Fourth Collection Account top-up                                                                        11,000,000.00
(xvii)     Class D Minimum principal payment                                                                           93,653.28
(xviii)    Expense Accrual                                                                                          2,052,555.49
(xix)      Additional and Step-up Interest
           (a)  Additional Interest                                                                                            -
           (b)  Maturity Step-up Interest                                                                                      -
           (c)  Registration Step-up Interest                                                                                  -
(xx)       Class A Scheduled principal                                                                              1,459,338.77
(xxi)      Class B Scheduled principal                                                                                         -
(xxii)     Class C Scheduled principal                                                                                         -
(xxiii)    Class D Scheduled principal                                                                                         -
(xxiv)     Reimbursement of Beneficial Interest Cure Payments                                                                  -
(xxv)      Expense Account for Modification Accruals and Refinancing Payments                                                  -
(xxvi)     Class A Outstanding Principal Balance                                                                               -
(xxvii)    Class B Outstanding Principal Balance                                                                               -
(xxviii)   Class C Outstanding Principal Balance                                                                               -
(xxix)     Class D Outstanding Principal Balance                                                                               -
(xxx)      Subordinated Swap Payments                                                                                          -
(xxxi)     Additional Servicing Obligations                                                                                    -
(xxxii)    Remainder to Beneficial Interest                                                                                    -


Analysis of Liquidity Reserve Amount

First Collection Account Top-up                                       33,000,000.00
Second Collection Account Top-up                                      20,000,000.00
Third Collection Account Top-up                                       19,000,000.00
Fourth Collection Account Top-up                                      11,000,000.00
                                                               ---------------------
  Total Liquidity Reserve Amount                                      83,000,000.00                               (83,000,000.00)

             Total Payments with respect to Payment Date
                                                                                                           ----------------------
             less Collection Account Top Ups (iv), (viii), (xii), and (xvi) above                                  11,799,954.82
                                                                                                           ----------------------

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4. Payments on the Notes by Subclass
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
                                                                           Subclass               Subclass              Subclass
(a) Floating Rate Notes                                                         A-1                    A-2                   A-3
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
Applicable LIBOR                                                           1.82313%               1.82313%              1.82313%
Applicable Margin                                                          0.39000%               0.43000%              0.43000%
Applicable Interest Rate                                                   2.21313%               2.25313%              2.25313%
Actual Number of Days                                                            29                     29                    29
Interest Amount Paid                                                     713,119.67             471,905.56            675,466.87
Additional Interest Paid                                                          -                      -                     -
Maturity Step-up Interest Amount Paid                                             -                      -                     -
Registration Step-up Interest Amount Paid                                         -                      -                     -
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Total Interest Paid                                                      713,119.67             471,905.56            675,466.87
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Expected Final Payment Date                                           July 15, 2003          July 15, 2004       August 15, 2010
Excess Amortization Date                                              July 15, 2003          July 15, 2004         July 15, 2001

Original Balance                                                     400,000,000.00         260,000,000.00        425,000,000.00
Opening Outstanding Principal Balance                                400,000,000.00         260,000,000.00        372,153,668.03
Total Principal Distribution Amount                                               -                      -          1,459,338.77
Redemption Amount:
  Amount allocable to principal                                                   -                      -                     -
  Amount allocable to premium                                                     -                      -                     -
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Closing Outstanding Principal Balance                                400,000,000.00         260,000,000.00        370,694,329.26
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                                                                           Subclass               Subclass              Subclass
(a) Floating Rate Notes (Continued)                                             B-1                    C-1                   D-1
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Applicable LIBOR                                                           1.82313%               1.82313%              1.82313%
Applicable Margin                                                          1.12000%               2.12000%              2.00000%
Applicable Interest Rate                                                   2.94313%               3.94313%              3.82313%
Number of Days                                                                   29                     29                    29
Interest Amount Payable                                                  135,392.54             217,221.07            106,831.39
Additional Interest Paid                                                          -                      -                     -
Registration Step-up Interest Amount Paid                                         -                      -                     -
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Total Interest Paid                                                      135,392.54             217,221.07            106,831.39
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Expected Final Payment Date                                            May 15, 2018           May 15, 2018          May 15, 2018
Excess Amortization Date                                              July 15, 2001           May 15, 2018       August 15, 2010

Original Balance                                                      60,000,000.00          69,000,000.00         35,000,000.00
Opening Outstanding Principal Balance                                 57,107,058.79          68,385,710.69         34,688,403.97
Total Principal Distribution Amount                                               -             101,383.47             54,631.07
Redemption Amount:
 Amount allocable to principal                                                    -                      -                     -
 Amount allocable to premium                                                      -                      -                     -
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Closing Outstanding Principal Balance                                 57,107,058.79          68,284,327.22         34,633,772.90
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

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4. Payments on the Notes by Subclass (Continued)
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
                                                                           Subclass               Subclass              Subclass
(b) Fixed Rate Notes                                                            B-2                    C-2                   D-2
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
Applicable Interest Rate                                                   7.12400%               8.09300%              8.00000%
Number of Days                                                                   30                     30                    30
Interest Amount Payable                                                  468,985.38             481,257.01            165,182.88
Additional Interest Paid                                                          -                      -                     -
Registration Step-up Interest Amount Paid                                         -                      -                     -
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Total Interest Paid                                                      468,985.38             481,257.01            165,182.88
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Expected Final Payment Date                                            May 15, 2018           May 15, 2018          May 15, 2018
Excess Amortization Date                                              July 15, 2001           May 15, 2018       August 15, 2010

Original Balance                                                      83,000,000.00          72,000,000.00         25,000,000.00
Opening Outstanding Principal Balance                                 78,998,097.99          71,359,002.47         24,777,431.42
Total Principal Distribution Amount                                               -             105,791.44             39,022.21
Redemption Amount:
 Amount allocable to principal                                                    -                      -                     -
 Amount allocable to premium                                                      -                      -                     -
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Closing Outstanding Principal Balance                                 78,998,097.99          71,253,211.03         24,738,409.21
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5. Floating Rate Note information for next Interest Accrual Period
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Next Payment Date                                                 November 15, 2002
Next Calculation Date                                              November 8, 2002
Reference Date                                                     October 10, 2002

                                                                           Subclass               Subclass              Subclass
                                                                                A-1                    A-2                   A-3
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Applicable LIBOR                                                           1.80000%               1.80000%              1.80000%
Applicable Margin                                                          0.39000%               0.43000%              0.43000%
Applicable Interest Rate                                                   2.19000%               2.23000%              2.23000%

                                                                           Subclass               Subclass              Subclass
                                                                                B-1                    C-1                   D-1
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Applicable LIBOR                                                           1.80000%               1.80000%              1.80000%
Applicable Margin                                                          1.12000%               2.12000%              2.00000%
Applicable Interest Rate                                                   2.92000%               3.92000%              3.80000%


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6. Payments per $100,000 Initial Outstanding Principal Balance of Notes
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
                                                                           Subclass               Subclass              Subclass
(a) Floating Rate Notes                                                         A-1                    A-2                   A-3
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
Opening Outstanding Principal Balance                                    100,000.00             100,000.00             87,565.57
Total Principal Payments                                                          -                      -                343.37
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Closing Outstanding Principal Balance                                    100,000.00             100,000.00             87,222.20

Total Interest                                                               178.28                 181.50                158.93
Total Premium                                                                     -                      -                     -
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                                                                           Subclass               Subclass              Subclass
(a) Floating Rate Notes                                                         B-1                    C-1                   D-1
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Opening Outstanding Principal Balance                                     95,178.43              99,109.73             99,109.73
Total Principal Payments                                                          -                 146.94                156.09
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Closing Outstanding Principal Balance                                     95,178.43              98,962.79             98,953.64

Total Interest                                                               225.65                 314.81                305.23
Total Premium                                                                     -                      -                     -
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                                                                           Subclass               Subclass              Subclass
(b) Fixed Rate Notes                                                            B-2                    C-2                   D-2
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Opening Outstanding Principal Balance                                     95,178.43              99,109.73             99,109.73
Total Principal Payments                                                          -                 146.94                156.09
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Closing Outstanding Principal Balance                                     95,178.43              98,962.79             98,953.64

Total Interest                                                               565.04                 668.41                660.73
Total Premium                                                                     -                      -                     -
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



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